                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Financial Highlights............................. 22
Notes to Financial Statements.................... 24
Dividend Reinvestment Plan....................... 29

VOT SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,


    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.
    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.
    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                           (NYSE TICKER SYMBOL--VOT)

COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........     (.86%)
Six-month total return based on NAV(2)....................     1.07%

DISTRIBUTION RATES
Distribution rate as a % of closing common stock
price(3)..................................................     5.75%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     8.98%

SHARE VALUATIONS
Net asset value...........................................  $  14.85
Closing common stock price................................  $13.5625
Six-month high common stock price (11/30/98)..............  $14.7500
Six-month low common stock price (04/30/99)...............  $13.5625
Preferred share (Series A) rate(5)........................     3.50%
Preferred share (Series B) rate(5)........................     3.50%
Preferred share (Series C) rate(5)........................     3.05%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

We recently spoke with the management team of the Van Kampen Municipal Opportunity Trust II about the key events and economic forces that shaped the markets during the reporting period. The team includes Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
   BONDS?

A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. To do so, we sought to limit the Trust's exposure to bond calls, which can lower its income stream because we must invest the proceeds of called bonds into bonds paying current lower interest rates. During the reporting period, we purchased noncallable bonds, which cannot be paid off early by their issuers, even if interest rates decline. In addition, we began to replace some of our housing bonds. These bonds carry a risk that the mortgage holder will refinance the mortgage or pay it off early, especially during a low interest-rate environment like we are currently experiencing. As a result, housing bonds are more likely than many other issues to be called from the portfolio.
    By working closely with our experienced research analysts, we continued to look for securities that may be temporarily out of favor but that we feel have the potential to appreciate in price if market circumstances change. For example, we purchased 30-year bonds with 5 percent coupon rates--which tend to attract strong demand from individual investors--during a period where heavy supply kept prices attractive. A few months later, we sold them at a profit when the supply of municipal securities declined and demand for these issues increased. For additional portfolio highlights, please refer to page 8.
    In addition, our research team helped us find value in the health-care sector, which is under pressure as a result of the challenges imposed by managed care and changing Medicare reimbursement policies. The team sifted through the range of health-care offerings to help us find lower-rated bonds with attractive yields and strong underlying quality. For example, they recently uncovered a hospital issue that was out of favor because its credit rating had been downgraded. We felt that the market had overreacted to the lower (but still investment-grade) rating, and we bought the bonds at an attractive price.

Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

A During the past six months, the Trust generated a total return of -0.86 percent(1) based on market price. This reflects a decrease in market price from $14.0625 per share on October 31, 1998, to $13.5625 on April 30,
1999. In addition, the Trust provided a distribution rate of 5.75 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.98 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket. The Trust's monthly dividend of $.0650 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG.]
Timothy D. Haney

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999
Health Care.................  19.1%
Retail Electric/Gas/
  Telephone.................  12.3%
Industrial Revenue..........  11.0%
Single-Family Housing.......  10.5%
General Purpose.............  10.0%

   AS OF OCTOBER 31, 1998
Health Care.................  19.7%
Retail Electric/Gas
  Telephone.................  12.4%
Single-Family Housing.......  10.9%
General Purpose.............  10.3%
Industrial Revenue..........   9.9%

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [PIE CHART]

AS OF APRIL 30, 1999
AAA/Aaa...... 61.1%
AA/Aa........ 13.7%
A/A.......... 12.2%
BBB/Baa...... 12.1%
B/B..........  0.9%

                                  [PIE CHART]

AS OF OCTOBER 31, 1998
AAA/Aaa...... 60.0%
AA/Aa........ 14.6%
A/A.......... 11.9%
BBB/Baa...... 12.6%
B/B..........  0.9%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

DIVIDEND HISTORY
FOR THE PERIOD ENDED APRIL 30, 1999

                                  [BAR GRAPH]

                                                          DISTRIBUTION PER
                                                          COMMON SHARE
                                                          ----------------
 Nov 1998                                                     0.065
 Dec 1998                                                     0.065
 Jan 1999                                                     0.065
 Feb 1999                                                     0.065
 Mar 1999                                                     0.065
 Apr 1999                                                     0.065

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.9%
          ALABAMA  1.2%
$ 2,500   Montgomery, AL BMC Spl Care Fac Fin
          Auth Rev Baptist Hlth Ser B (MBIA
          Insd)...............................  5.000%      11/15/29    $  2,407,175
  1,000   Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A...............  5.600       11/01/16         991,200
                                                                        ------------
                                                                           3,398,375
                                                                        ------------
          ALASKA  0.7%
  2,000   North Slope Borough, AK Ser B (FSA
          Insd)...............................  6.100       06/30/99       2,009,180
                                                                        ------------
          ARIZONA  1.1%
  2,860   Pima Cnty, AZ Indl Dev Auth Indl Rev
          Lease Oblig Irvington Proj Tucson
          Ser A Rfdg (FSA Insd)...............  7.250       07/15/10       3,162,359
                                                                        ------------
          CALIFORNIA  13.0%
  1,300   Anaheim, CA Pub Fin Auth Lease Rev
          Pub Impt Proj Ser C (FSA Insd)......  6.000       09/01/16       1,491,230
  4,600   California St Pub Wks Brd Lease Rev
          Var Univ CA Proj A Rfdg.............  5.500       06/01/10       5,042,106
  5,905   California St Pub Wks Brd Lease Rev
          Var Univ CA Proj A Rfdg.............  5.500       06/01/14       6,461,428
  2,000   Foothill/Eastern Tran Corridor Agy
          CA Toll Rd Rev Ser A................  6.500       01/01/32       2,226,460
  2,000   Imperial Irrig Dist CA Ctfs Partn
          Elec Sys Proj (Prerefunded @
          11/01/04) (MBIA Insd)...............  6.750       11/01/11       2,332,260
  2,860   Los Angeles Cnty, CA Metro Tran Auth
          Sales Tax Rev Ppty Ser A Rfdg (FGIC
          Insd)...............................  5.000       07/01/21       2,816,471
 11,500   Los Angeles, CA Dept Wtr & Pwr Elec
          Plant Rev Crossover Rfdg (FGIC Insd)
          (b).................................  5.375       09/01/23      11,771,630
  2,000   Orange Cnty, CA Recovery Ctfs Ser A
          (MBIA Insd).........................  6.000       07/01/08       2,260,920
  3,000   Southern CA Pub Pwr Auth Pwr Proj
          Rev San Juan Unit 3 Ser A (MBIA
          Insd)...............................  5.000       01/01/20       2,963,610
                                                                        ------------
                                                                          37,366,115
                                                                        ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          COLORADO  4.2%
$ 1,000   Arapahoe Cnty, CO Cap Impt Trust
          Fund Hwy Rev E-470 Proj Ser B
          (Prerefunded @ 08/31/05)............  7.000%      08/31/26    $  1,190,590
  7,500   Arapahoe Cnty, CO Cap Impt Trust
          Fund Hwy Rev E-470 Proj Ser C
          (Prerefunded @ 08/31/05)............  *           08/31/26       1,204,050
  1,250   Denver, CO City & Cnty Arpt Rev Ser
          A...................................  7.000       11/15/99       1,272,113
  2,650   Denver, CO City & Cnty Arpt Rev Ser
          B...................................  7.250       11/15/05       2,925,361
    895   Denver, CO City & Cnty Arpt Rev Ser
          B...................................  7.250       11/15/07         987,382
    105   Denver, CO City & Cnty Arpt Rev Ser
          B (Prerefunded @ 11/15/02)..........  7.250       11/15/07         118,940
  1,500   Denver, CO City & Cnty Arpt Rev Ser
          D...................................  7.750       11/15/13       1,887,720
  2,500   E-470 Pub Hwy Auth CO Rev Cap Apprec
          Sr Ser B (MBIA Insd)................  *           09/01/11       1,394,250
  4,000   E-470 Pub Hwy Auth CO Rev Cap Apprec
          Sr Ser B Rfdg (MBIA Insd)...........  *           09/01/22       1,191,680
                                                                        ------------
                                                                          12,172,086
                                                                        ------------
          CONNECTICUT  1.4%
  3,835   Connecticut St Dev Auth Pkg Fac
          Hartford Hosp Rev (MBIA Insd).......  6.875       10/01/06       3,978,889
                                                                        ------------
          FLORIDA  3.6%
  2,000   Dade Cnty, FL Genl Oblig Seaport
          Bonds (Prerefunded @ 10/01/01)
          (AMBAC Insd)........................  6.500       10/01/26       2,154,660
  1,050   Florida Hsg Fin Agy Single Family
          Mtg Ser A Rfdg (GNMA
          Collateralized).....................  6.550       07/01/14       1,124,256
  2,000   Hillsborough Cnty, FL Indl Dev Auth
          Pollutn Ctl Rev Tampa Elec Co Proj
          Ser 92 Rfdg.........................  8.000       05/01/22       2,271,080
  1,000   Jacksonville, FL Hosp Rev Univ Med
          Cent Inc Proj (Connie Lee Insd).....  6.500       02/01/11       1,080,580
  3,590   Pinellas Cnty, FL Hsg Fin Auth
          Single Family Mtg Rev Multi Cnty Ser
          A (GNMA Collateralized).............  6.650       08/01/21       3,859,609
                                                                        ------------
                                                                          10,490,185
                                                                        ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          GEORGIA  1.8%
$ 2,000   Burke Cnty, GA Dev Auth Pollutn Ctl
          Rev GA Pwr Co Plant Vogtle Proj
          (MBIA Insd).........................  6.350%      05/01/19    $  2,046,100
  3,000   Muni Elec Auth GA Proj One Sub Ser A
          (AMBAC Insd)........................  6.000       01/01/04       3,253,740
                                                                        ------------
                                                                           5,299,840
                                                                        ------------
          ILLINOIS  7.7%
  3,750   Bolingbrook, IL Cap Apprec Ser B
          (a).................................  *           01/01/31         651,637
  2,000   Chicago, IL Brd Ed Chicago Sch
          Reform Brd Ser A (FGIC Insd)........  5.500       12/01/26       2,131,540
  3,365   Chicago, IL Cap Apprec (Prerefunded
          @ 07/01/05) (AMBAC Insd)............  *           01/01/17       1,253,900
  4,860   Chicago, IL Single Family Mtg Rev
          Ser A (GNMA Collateralized).........  7.000       09/01/27       5,420,358
  1,120   Chicago, IL Single Family Mtg Rev
          Ser B (GNMA Collateralized).........  7.625       09/01/27       1,278,995
  3,000   Illinois Dev Fin Auth Solid Waste
          Disposal Rev........................  5.950       12/01/24       3,318,450
  4,305   Illinois Hlth Fac Auth Rev OSF
          Hlthcare Sys Rfdg...................  6.000       11/15/10       4,613,927
  1,000   Illinois Hlth Fac Auth Rev
          Ravenswood Hosp Med Cent A Rfdg.....  8.800       06/01/06       1,003,160
  2,230   Peoria, Moline & Freeport, IL Coll
          Mtg Ser A (GNMA Collateralized).....  7.600       04/01/27       2,510,891
                                                                        ------------
                                                                          22,182,858
                                                                        ------------
          INDIANA  3.3%
  1,165   Concord, IN Cmnty Schs Bldg Corp
          First Mtg (Prerefunded @ 07/01/05)
          (FSA Insd)..........................  7.000       07/01/11       1,366,265
  4,000   East Chicago, IN Elementary Sch Bldg
          Corp First Mtg Ser A................  6.250       07/05/08       4,481,440
  3,000   Indiana Hlth Fac Fin Auth Hosp Rev
          Columbus Regl Hosp Rfdg (FSA Insd)
          (b).................................  7.000       08/15/15       3,671,310
                                                                        ------------
                                                                           9,519,015
                                                                        ------------
          IOWA  0.4%
  1,200   Ottumwa, IA Hosp Fac Rev Rfdg.......  6.000       10/01/18       1,239,024
                                                                        ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          KENTUCKY  0.7%
$ 2,000   Jefferson Cnty, KY Hlth Fac Rev
          (MBIA Insd).........................  5.125%      10/01/27    $  1,976,300
                                                                        ------------
          LOUISIANA  1.4%
  1,000   Jefferson Parish, LA Hosp Svc Dist
          No 2 Hosp Rev (FSA Insd)............  5.000       07/01/28         962,090
  2,800   Saint Charles Parish, LA Solid Waste
          Disp Rev LA Pwr & Lt Co Proj (FSA
          Insd) (b)...........................  7.050       04/01/22       3,005,352
                                                                        ------------
                                                                           3,967,442
                                                                        ------------
          MAINE  0.8%
  2,215   Maine St Hsg Auth Mtg Purp Ser C2...  6.875       11/15/23       2,398,912
                                                                        ------------
          MARYLAND  0.4%
  1,000   Maryland St Cmnty Dev Admin Dept Hsg
          & Cmnty Dev Ser C...................  5.550       07/01/27       1,025,700
                                                                        ------------
          MASSACHUSETTS  2.1%
  2,500   Massachusetts St Hlth & Edl Fac Auth
          Rev Saint Mem Med Cent Ser A........  6.000       10/01/23       2,487,175
  3,335   Massachusetts St Hsg Fin Agy Hsg Rev
          Insd Rental Ser A Rfdg (AMBAC
          Insd)...............................  6.600       07/01/14       3,593,529
                                                                        ------------
                                                                           6,080,704
                                                                        ------------
          MICHIGAN  4.4%
  1,000   Battle Creek, MI Downtown Dev Auth
          Tax Increment Rev (Prerefunded @
          05/01/04)...........................  7.600       05/01/16       1,174,930
  3,300   Michigan St Bldg Auth Rev (MBIA
          Insd)...............................  6.250       10/01/20       3,532,452
  1,000   Michigan St Hosp Fin Auth Rev
          Detroit Med Cent Oblig Ser A........  5.250       08/15/28         907,220
  1,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Rfdg (ACA Insd)....  5.500       10/01/18       1,005,860
  1,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Rfdg (ACA Insd)....  5.500       10/01/27       1,002,700
  1,500   Michigan St Hsg Dev Auth
          Multi-Family Rev Ltd Oblig Ser A
          Rfdg (GNMA Collateralized)..........  6.600       04/01/30       1,621,485
  3,500   Michigan St Strat Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA
          Insd) (a)...........................  5.550       09/01/29       3,551,870
                                                                        ------------
                                                                          12,796,517
                                                                        ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          MISSISSIPPI  0.5%
$ 1,500   Claiborne Cnty, MS Pollutn Ctl Rev
          Sys Energy Res Inc Rfdg.............  7.300%      05/01/25    $  1,566,705
                                                                        ------------
          MISSOURI  2.1%
  4,500   Kansas City, MO Muni Assistance Corp
          Rev Rfdg (MBIA Insd) (b)............  5.000       04/15/20       4,422,465
  1,500   Saint Louis Cnty, MO Mtg Rev Ctfs
          Receipt Ser H (GNMA
          Collateralized).....................  5.400       07/01/18       1,574,280
                                                                        ------------
                                                                           5,996,745
                                                                        ------------
          NEVADA  1.2%
  2,970   Clark Cnty, NV Indl Dev Rev NV Pwr
          Co Proj Ser C Rfdg (AMBAC Insd).....  7.200       10/01/22       3,311,015
                                                                        ------------
          NEW JERSEY  4.0%
  1,000   New Jersey Hlthcare Fac Fin Auth Rev
          Genl Hosp Cent at Passaic (FSA
          Insd)...............................  6.000       07/01/06       1,118,570
  1,750   New Jersey Hlthcare Fac Fin Auth Rev
          Hackensack Med Cent (Prerefunded @
          07/01/01) (FGIC Insd)...............  6.625       07/01/17       1,891,610
  5,630   Salem Cnty, NJ Indl Pollutn Ctl Fin
          Auth Rev Pollutn Ctl Pub Svc Elec &
          Gas Ser A (MBIA Insd) (b)...........  5.450       02/01/32       5,742,487
  2,500   Secaucus, NJ Muni Util Auth Swr Rev
          Ser A Rfdg..........................  6.000       12/01/08       2,778,750
                                                                        ------------
                                                                          11,531,417
                                                                        ------------
          NEW YORK  12.6%
  2,000   Long Island Pwr Auth NY Elec Sys Rev
          Genl (MBIA Insd)....................  5.000       04/01/08       2,100,480
  1,485   New York City Muni Wtr Fin Auth Wtr
          & Swr Sys Rev Ser A.................  7.000       06/15/09       1,598,870
    750   New York City Muni Wtr Fin Auth Wtr
          & Swr Sys Rev Ser A (Prerefunded @
          06/15/01)...........................  7.000       06/15/09         808,230
  2,500   New York City Ser A.................  7.000       08/01/04       2,836,125
  1,800   New York City Ser E Rfdg............  6.600       08/01/03       1,983,060

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,000   New York St Dorm Auth Rev City Univ
          Third Genl Res Ser 2 (Prerefunded @
          07/01/04) (MBIA Insd)...............  6.250%      07/01/19    $  1,111,710
  3,000   New York St Dorm Auth Rev Cons City
          Univ Sys Ser A Rfdg.................  6.000       07/01/06       3,297,030
  1,520   New York St Dorm Auth Rev Insd John
          T Mather Mem Hosp (Connie Lee
          Insd)...............................  6.500       07/01/09       1,762,410
  2,000   New York St Dorm Auth Rev NY Univ
          Ser A (AMBAC Insd) (a)..............  5.250       07/01/07       2,086,640
  2,545   New York St Dorm Auth Rev Secured
          Hosp New York Downtown Rfdg.........  5.200       02/15/14       2,574,776
    970   New York St Energy Research & Dev
          Auth St Service Contract Rev........  5.750       04/01/03       1,027,550
    835   New York St Energy Research & Dev
          Auth St Service Contract Rev........  5.400       04/01/04         878,061
    500   New York St Energy Research & Dev
          Auth St Service Contract Rev........  5.500       04/01/05         530,105
    500   New York St Energy Research & Dev
          Auth St Service Contract Rev........  5.500       04/01/06         531,410
  1,500   New York St Loc Govt Assistance Corp
          Ser A (Prerefunded @ 4/01/02).......  6.875       04/01/19       1,661,745
  1,375   New York St Med Care Fac Fin Agy Rev
          Mental Hlth Svcs Fac Impt Ser D
          (Prerefunded @ 08/15/04) (MBIA
          Insd)...............................  5.900       02/15/10       1,528,711
  2,000   New York St Urban Dev Corp Rev
          Correctional Fac Ser A Rfdg.........  5.500       01/01/16       2,056,540
  3,950   New York, NY Ser A1.................  6.375       08/01/10       4,394,177
  1,050   New York, NY Ser A1 (Prerefunded @
          08/01/05)...........................  6.375       08/01/10       1,192,685
  2,000   New York, NY Ser B1 (Prerefunded @
          08/15/04) (MBIA Insd)...............  6.950       08/15/12       2,307,860
                                                                        ------------
                                                                          36,268,175
                                                                        ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          NORTH CAROLINA  1.1%
$ 3,000   Martin Cnty, NC Indl Fac & Pollutn
          Ctl Fin Auth Rev Solid Waste
          Weyerhaeuser Co.....................  5.650%      12/01/23    $  3,035,970
                                                                        ------------
          OHIO  3.6%
  2,000   Franklin Cnty, OH Hosp Rev Holy
          Cross Hlth Sys Ser B Rfdg (MBIA
          Insd)...............................  5.250       06/01/08       2,086,380
  1,040   Lorain Cnty, OH Hosp Rev EMH Regl
          Med Cent Rfdg (AMBAC Insd)..........  7.750       11/01/13       1,245,286
  2,395   Lucas Cnty, OH Hosp Rev Impt Saint
          Vincent Med Cent (MBIA Insd)........  6.625       08/15/22       2,631,698
  2,000   Ohio St Wtr Dev Auth Solid Waste
          Disp Rev............................  6.300       09/01/20       2,176,200
  1,000   Rocky River, OH City Sch Dist.......  5.375       12/01/17       1,049,340
  1,065   Strongsville, OH....................  6.700       12/01/11       1,238,307
                                                                        ------------
                                                                          10,427,211
                                                                        ------------
          OKLAHOMA  2.7%
  2,250   Shawnee, OK Hosp Auth Hosp Rev
          Midamerica Hlthcare Inc Rfdg........  6.125       10/01/14       2,331,225
  2,960   Tulsa, OK Indl Auth Hosp Rev
          Hillcrest Med Cent Proj Rfdg (Connie
          Lee Insd)...........................  6.250       06/01/07       3,364,662
  1,975   Tulsa, OK Muni Arpt Tran Rev
          American Airls Inc..................  7.375       12/01/20       2,103,493
                                                                        ------------
                                                                           7,799,380
                                                                        ------------
          OREGON  0.9%
  2,500   Oregon St Vets Welfare Ser 76A......  6.050       10/01/28       2,656,175
                                                                        ------------
          PENNSYLVANIA  8.7%
  2,000   Cumberland Cnty, PA Muni Auth Rev
          First Mtg Carlisle Hosp & Hlth......  6.800       11/15/23       2,158,780
  5,780   Erie, PA Sch Dist Cap Apprec Rfdg
          (FSA Insd)..........................  *           09/01/20       1,917,053
  1,500   Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D......  7.050       12/01/10       1,671,720
  1,000   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 43...................  7.500       10/01/25       1,004,810

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 4,000   Pennsylvania Hsg Fin Agy Single
          Family Ser 56A......................  6.150%      10/01/27    $  4,224,720
  1,600   Pennsylvania St Higher Edl Fac Auth
          Rev Med College PA Ser A
          (Prerefunded @ 03/01/01)............  7.250       03/01/11       1,732,064
  2,635   Philadelphia, PA (MBIA Insd)........  5.000       05/15/25       2,569,388
  7,500   Philadelphia, PA Gas Wks Rev Ser 14
          Rfdg (FSA Insd) (b).................  6.250       07/01/08       8,277,975
  1,315   State Pub Sch Bldg Auth PA Sch Rev
          Burgettstown Sch Dist Ser D
          (Prerefunded @ 02/01/05) (MBIA
          Insd)...............................  6.450       02/01/10       1,477,929
                                                                        ------------
                                                                          25,034,439
                                                                        ------------
          TENNESSEE  1.6%
  2,500   Harpeth Vly Utils Dist TN Davidson &
          Williamson Cntys Rev (MBIA Insd)....  5.250       09/01/17       2,609,525
  1,835   Tennessee Hsg Dev Agy Mtg Fin Ser
          A...................................  7.125       07/01/26       1,966,331
                                                                        ------------
                                                                           4,575,856
                                                                        ------------
          TEXAS  2.5%
  2,000   Harris Cnty, TX Hlth Fac Dev Corp
          Hosp Rev Hermann Hosp Proj
          (Prerefunded @ 10/01/04) (MBIA
          Insd)...............................  6.375       10/01/24       2,252,200
  2,840   Harris Cnty, TX Toll Rd Sub Lien Rev
          Rfdg................................  6.750       08/01/14       3,070,949
  2,000   Lower CO River Auth TX Rev Jr Lien
          (FSA Insd)..........................  4.750       01/01/28       1,870,740
                                                                        ------------
                                                                           7,193,889
                                                                        ------------
          UTAH  0.8%
  1,050   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser B...........................  7.000       07/01/21       1,077,300
  1,225   Utah St Hsg Fin Agy Single Family
          Mtg Sr Issue Ser B-2 (FHA Gtd)......  6.500       07/01/15       1,308,680
                                                                        ------------
                                                                           2,385,980
                                                                        ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          VIRGINIA  3.5%
$ 1,250   Fredericksburg, VA Indl Dev Auth
          Hosp Fac Rev (Prerefunded @
          08/15/01) (FGIC Insd) (b)...........  6.600%      08/15/23    $  1,349,388
  1,500   Henrico Cnty, VA Indl Dev Auth Pub
          Fac Lease Rev Henrico Cnty Regl Jail
          Proj................................  6.500       08/01/10       1,702,125
  2,000   Loudoun Cnty, VA Ctfs Partn (FSA
          Insd) (b)...........................  6.900       03/01/19       2,253,080
  3,680   Virginia St Hsg Dev Auth Comwlth Mtg
          Ser C...............................  6.250       07/01/11       3,836,510
  1,000   Virginia St Hsg Dev Auth
          Multi-Family Ser E Rfdg.............  5.900       11/01/17       1,053,750
                                                                        ------------
                                                                          10,194,853
                                                                        ------------
          WEST VIRGINIA  2.3%
    735   Harrison Cnty, WV Cnty Cmnty Solid
          Waste Disp Rev West PA Pwr Co Ser C
          (AMBAC Insd)........................  6.750       08/01/24         825,192
  3,000   Marshall Cnty, WV Pollutn Ctl Rev OH
          Pwr Co Proj Ser C Rfdg (MBIA
          Insd)...............................  6.850       06/01/22       3,288,300
  2,215   West Virginia St Wtr Dev Auth Wtr
          Dev Rev Ln Pgm II Ser A (Prerefunded
          @ 11/01/04) (FSA Insd)..............  6.750       11/01/33       2,561,337
                                                                        ------------
                                                                           6,674,829
                                                                        ------------
          WISCONSIN  1.3%
  2,490   Wisconsin St Hlth & Edl Fac Auth Rev
          Bellin Mem Hosp (AMBAC Insd)........  6.625       02/15/08       2,883,221
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev
          Marquette Univ (MBIA Insd)..........  4.750       06/01/23         939,200
                                                                        ------------
                                                                           3,822,421
                                                                        ------------
          PUERTO RICO  3.3%
  8,000   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser Y Rfdg (Embedded Cap)
          (FSA Insd)..........................  5.730       07/01/21       9,373,440
                                                                        ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                        Market Value
------------------------------------------------------------------------------------
TOTAL INVESTMENTS  100.9%
  (Cost $268,425,808)...............................................    $290,912,001
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%).......................      (2,468,730)
                                                                        ------------
NET ASSETS  100.0%..................................................    $288,443,271
                                                                        ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.
ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $268,425,808).......................    $290,912,001
Receivables:
  Interest..................................................       4,459,183
  Investments Sold..........................................          55,540
Other.......................................................             370
                                                                ------------
      Total Assets..........................................     295,427,094
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       6,256,850
  Custodian Bank............................................         169,795
  Investment Advisory Fee...................................         154,389
  Income Distributions--Common and Preferred Shares.........          75,725
  Administrative Fee........................................          47,504
  Affiliates................................................          26,675
  Options at Market Value (Net premiums received of
    $49,190)................................................           9,375
Accrued Expenses............................................         144,616
Trustees' Deferred Compensation and Retirement Plans........          98,894
                                                                ------------
      Total Liabilities.....................................       6,983,823
                                                                ------------
NET ASSETS..................................................    $288,443,271
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 4,600 issued with liquidation preference of
  $25,000 per share)........................................    $115,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,681,272 shares issued and
  outstanding)..............................................         116,813
Paid in Surplus.............................................     172,387,137
Net Unrealized Appreciation.................................      22,526,008
Accumulated Undistributed Net Investment Income.............       1,267,315
Accumulated Net Realized Loss...............................     (22,854,002)
                                                                ------------
      Net Assets Applicable to Common Shares................     173,443,271
                                                                ------------
NET ASSETS..................................................    $288,443,271
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($173,443,271 divided by
  11,681,272 shares outstanding)............................    $      14.85
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 7,995,778
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        934,919
Administrative Fee..........................................        287,667
Preferred Share Maintenance.................................        165,092
Trustees' Fees and Related Expenses.........................         14,622
Custody.....................................................          9,904
Legal.......................................................          6,740
Other.......................................................        109,277
                                                                -----------
    Total Expenses..........................................      1,528,221
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 6,467,557
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   114,653
  Options...................................................         61,690
                                                                -----------
Net Realized Gain...........................................        176,343
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     25,521,866
  End of the Period:
    Investments.............................................     22,486,193
    Options.................................................         39,815
                                                                -----------
                                                                 22,526,008
                                                                -----------
Net Unrealized Depreciation During the Period...............     (2,995,858)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(2,819,515)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 3,648,042
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Six Months Ended April 30, 1999 and the
                    Year Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    April 30, 1999    October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  6,467,557       $ 13,066,075
Net Realized Gain.................................        176,343            334,216
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (2,995,858)         6,349,185
                                                     ------------       ------------
Change in Net Assets from Operations..............      3,648,042         19,749,476
                                                     ------------       ------------
Distributions from Net Investment Income:
  Common Shares...................................     (4,555,543)        (9,081,893)
  Preferred Shares................................     (1,757,099)        (4,055,598)
                                                     ------------       ------------
Total Distributions...............................     (6,312,642)       (13,137,491)
                                                     ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (2,664,600)         6,611,985
                                                     ------------       ------------
NET ASSETS:
Beginning of the Period...........................    291,107,871        284,495,886
                                                     ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,267,315 and $1,112,400, respectively)........   $288,443,271       $291,107,871
                                                     ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                              Six Months Ended   -------------------
                                               April 30, 1999      1998       1997
------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)................................      $ 15.076       $ 14.510   $ 13.877
                                                  --------       --------   --------
Net Investment Income.......................          .554          1.119      1.130
Net Realized and Unrealized Gain/Loss.......         (.242)          .572       .601
                                                  --------       --------   --------
Total from Investment Operations............          .312          1.691      1.731
                                                  --------       --------   --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.............          .390           .778       .750
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........          .150           .347       .348
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.............           -0-            -0-        -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........           -0-            -0-        -0-
                                                  --------       --------   --------
Total Distributions.........................          .540          1.125      1.098
                                                  --------       --------   --------
Net Asset Value, End of the Period..........      $ 14.848       $ 15.076   $ 14.510
                                                  ========       ========   ========
Market Price Per Share at End of the
  Period....................................      $13.5625       $14.0625   $12.6875
Total Investment Return at Market
  Price (b).................................         (.86%)*       17.23%     16.02%
Total Return at Net Asset Value (c).........         1.07%*         9.50%     10.24%
Net Assets at End of the Period (In
  millions).................................      $  288.4       $  291.1   $  284.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.............         1.76%          1.79%      1.83%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common
  Shares (d)................................         5.43%          5.20%      5.56%
Portfolio Turnover..........................            7%*           13%        23%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares...............         1.06%          1.08%      1.08%

(a) Net Asset Value at June 25, 1993, is adjusted for common and preferred share offering costs of $.234 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                        June 25, 1993
                                        (Commencement
Year Ended October 31                   of Investment
-------------------------               Operations) to
        1996       1995       1994     October 31, 1993
-------------------------------------------------------
      $ 13.717   $ 12.201   $ 15.584        $14.766
      --------   --------   --------        -------
         1.140      1.149      1.108           .312
          .119      1.548     (3.276)          .710
      --------   --------   --------        -------
         1.259      2.697     (2.168)         1.022
      --------   --------   --------        -------
          .750       .795       .900           .150
          .349       .386       .256           .054
           -0-        -0-       .049            -0-
           -0-        -0-       .010            -0-
      --------   --------   --------        -------
         1.099      1.181      1.215           .204
      --------   --------   --------        -------
      $ 13.877   $ 13.717   $ 12.201        $15.584
      ========   ========   ========        =======
      $ 11.625   $ 11.375   $ 10.500        $15.000
         8.98%     16.07%    (24.59%)         1.01%*
         6.82%     19.54%    (16.14%)         4.87%*
      $  277.1   $  275.2   $  257.5        $ 297.0
         1.90%      1.94%      1.82%          1.59%
         5.77%      5.88%      6.11%          4.76%
           37%        58%       115%            55%*
         1.10%      1.10%      1.06%          1.11%


                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Municipal Opportunity Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust intends to invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on June 25, 1993.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $23,007,718 which will expire between October 31, 2002 and October 31, 2005. Net realized gains or losses differ for financial reporting and tax purposes as a result of gains and losses recognized for tax purposes on open option positions at October 31, 1998.
    At April 30, 1999, for federal income tax purposes, cost of long-term investments is $268,425,808; the aggregate gross unrealized appreciation is $22,590,086 and the aggregate gross unrealized depreciation is $103,893, resulting in net unrealized appreciation on long-term investments of $22,486,193.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide Investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.
    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $43,300 representing Van Kampen's cost of providing accounting and legal services to the Trust.
    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.
    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.
    At April 30, 1999, Van Kampen owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $24,459,395 and $20,601,148, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
    Summarized below are the specific types of derivative financial instruments used by the Trust.
A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended April 30, 1999, were as follows:

                                                     CONTRACTS    PREMIUM
--------------------------------------------------------------------------
Outstanding at October 31, 1998..................       100       $ 61,690
Options Written and Purchased (Net)..............       100         49,190
Options Expired (Net)............................      (100)       (61,690)
                                                       ----       --------
Outstanding at April 30, 1999....................       100       $ 49,190
                                                       ====       ========

    The related futures contracts of the outstanding option transactions as of April 30, 1999, and the description and market value is as follows:

                                                                      MARKET
                                                 EXPIRATION MONTH/   VALUE OF
                                    CONTRACTS     EXERCISE PRICE     OPTIONS
-----------------------------------------------------------------------------
Municipal Bond Index Futures
  Jun 1999--Written Calls
     (Current Notional Value of
     $123,188 per contract).....       100           June/128        $(9,375)
                                       ===                           =======

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    There were no transactions in futures contracts during the six months ended April 30, 1999.
C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on the preferred shares.

5. PREFERRED SHARES
Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.
    As of April 30, 1999, the Trust has outstanding 4,600 Auction Preferred Shares ("APS") in three series. Series A and B each contain 1,600 shares while Series C contains 1,400 shares. Dividends are cumulative and the dividend rates are currently reset every seven days through an auction process. The average rate in effect on April 30, 1999 was 3.363%. During the six months ended April 30, 1999, the rates ranged from 2.000% to 4.500%.
    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value

Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income

Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

Capital Preservation
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM)denotes a service mark of
    Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.